Exhibit 99.2 Q1 2022 Results Presentation May 19, 2022

Cautionary Statement Regarding Forward-Looking Information This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “anticipates,” “plans,” or similar expressions to identify forward-looking statements. Such statements, including statements regarding the outcome and timing of the strategic review process, are subject to certain risks and uncertainties, which could cause the Company’s actual results to differ materially from those anticipated by the forward-looking statements, and there can be no guarantee that the process will result in an agreement to sell the Company or that any such agreement will ultimately be consummated. These risks and uncertainties include, but are not limited to, risks described more fully in Item 1A in the Company’s Annual Report on Form 10-K, which are expressly incorporated herein by reference, and other factors as may periodically be described in the Company’s filings with the SEC. Forward-looking statements relate to the date initially made, and Kohl’s undertakes no obligation to update them. Non-GAAP Financial Measures In addition, this presentation contains non-GAAP financial measures, including Adjusted EPS, Adjusted Net Income, and Free Cash Flow. Reconciliations of all non-GAAP measures to the most directly comparable GAAP measures are included in the Appendix of this presentation. 2

Q1 2022 Results Presentation Q1 2022 Results 4 Updated 2022 Outlook 10 Our Strategy 12 3

Q1 2022 Results 4

Q1 2022 Summary Key Takeaways • Q1 results were below our expectations. The quarter started off strong with positive low-single digits comp growth through late March, however in April demand considerably weakened as we lapped last year’s stimulus and as consumers started to experience inflationary pressures • Recent trends in May have notably improved as we moved past key stimulus weeks from last year and as the weather turned favorable, which has accelerated demand for our spring seasonal classifications • The 200 stores with Sephora at Koh's shops delivered positive low-single digits comp store sales growth for the quarter • The sale process is ongoing with due diligence entering the final phase. The Board has requested that the multiple parties submit fully-financed bids in the coming weeks Q1 2022 • Net sales decreased by (5%) versus Q1 2021 • Gross margin decreased (69 bps) compared to last year due to increased freight costs • SG&A expense increased 10.5% in Q1, driven largely by investments in key strategic initiatives, including Sephora store openings and store refreshes, as well as expenses related to the proxy contest and ongoing sale process, and higher wages and transportation costs • Operating margin of 2.2% in Q1 2022 with diluted earnings per share of $0.11 • Inventory increased 40% to last year due primarily to the investment in beauty inventory to support the 200 Sephora shops opened last Fall as well as the Sephora openings this year, higher in-transit and pack and hold inventory 5 5

Q1 Key Metrics Consolidated Statement of Operations Three Months Ended (Dollars in Millions) April 30, 2022 May 1, 2021 Net Sales $ 3,471 $ 3,662 Total Revenue 3,715 3,887 Gross Margin Rate 38.3% 39.0% SG&A 1,293 1,170 Depreciation 200 211 Operating Income 82 273 Interest Expense 68 67 Loss on extinguishment of debt — 201 Benefit for Income Taxes — (9) Net Income 14 14 Diluted EPS $0.11 $0.09 (1) 14 165 Adjusted Net Income (Non-GAAP) (1) $0.11 $1.05 Adjusted Diluted EPS (Non-GAAP) Key Balance Sheet Items April 30, 2022 May 1, 2021 (Dollars in Millions) Cash and Cash Equivalents $ 646 $ 1,609 Merchandise Inventories 3,736 2,667 Accounts Payable 1,679 1,378 Current portion of Long-term debt 164 0 Long-term Debt 1,746 1,909 Key Cash Flow items Three Months Ended (Dollars in Millions) April 30, 2022 Operating Cash Flow $ (460) Capital Expenditures (221) Net, Finance lease and Financing obligations (25) (1) $ (706) Free Cash Flow (1)-Free Cash Flow, Adjusted Net Income, and Adjusted EPS are non-GAAP ﬁnancial measures. Please refer to the reconciliations included in the Appendix for more information. 6 Amounts shown for Adjusted Net Income and Adjusted EPS for the three months ended April 30, 2022 are GAAP as there are no adjustments to Non-GAAP. These amounts are shown for comparability purposes.

Q1 2022 Gross Margin & SG&A Expense Performance Gross Margin SG&A Expense Decreased (69 bps) versus Q1 2021 Deleveraged (468 bps) vs Q1 2021 39.0% $1,293M $1,170M 38.3% % Total 30.1% 34.8% Revenue Q1 2021 Q1 2022 Q1 2021 Q1 2022 Q1 2022 Gross Margin Takeaways Q1 2022 SG&A Takeaways Higher freight costs due to global supply chain challenges Growth investments in our stores, including Sephora and store refreshes totaling nearly $50 million Continue to benefit from ongoing pricing and promotional optimization strategies Higher wages and transportation costs Expenses related to proxy contest and ongoing sale process 7

Q1 Inventory driven largely by unique factors $3,736M +$441M +$82M +$214M +$332M $2,667M Q1 2021 Sephora / Beauty In-Transit Pack & Hold Core Q1 2022 Q1 2022 Inventory Increased 40% Y/Y Driven By: • The investment in beauty inventory to support the 200 Sephora shops opened last Fall as well as the Sephora openings this year • In-transit inventory increased as we incorporated additional transportation time to ensure we meet consumer demand • Pack & hold strategies were leveraged for late holiday receipts including sleepwear and fleece • Excluding these three unique factors, inventory would be up 16.5% to last year, but down (15%) to Q1 2019 8

Sephora at Kohl’s continues to drive impressive results in Q1 • Positive low-single digits comp growth in the 200 stores with Sephora • Sales strength across all categories, including Skincare, Makeup, and Fragrance • 400 Sephora stores to open in 2022 (48 stores opened during the last week of April, nearly 300 planned in Q2 and remainder in early August) • Continue to target $2 billion in sales by 2025 9

Updated 2022 Outlook 10

2022 Updated Outlook Metric Full Year Guidance Flat to +1% increase Net Sales versus 2021 Operating Margin 7.0% to 7.2% EPS $6.45 to $6.85 Capital Allocation Strategy • Capex: ~$850 million • Dividend: $0.50 quarterly dividend payable on June 22, 2022 • Share Repurchase Program: As part of its $3.0 billion share repurchase authorization, the Company plans to repurchase at least $1.0 billion in shares in 2022, of which $500 million is expected to be repurchased through an ASR program executed in Q2 2022 11

Our Strategy 12

Our Strategy Introduced Oct. 2020 The most trusted retailer of choice for the Active and Casual lifestyle Expand Disciplined Strong Operating Capital Drive Top Line Growth Organizational Margin Management Core Agile, Destination for Differentiated Operating Leading with Maintain Strong Accountable Active & Casual Omnichannel Margin Goal Loyalty & Value Balance Sheet & Inclusive Lifestyle Experience of 7% to 8% Culture Creating Long-term Shareholder Value Return to growth Expand operating margin Solid cash flow generation Return capital to shareholders Maintain strong balance sheet 13

Committed to Creating Value Kohl’s Financial Framework 1 SALES GROWTH OPERATING MARGIN EPS GROWTH Low-Single Mid-to-High 7% to 8% + = Digits % Single Digits % Capital Allocation Principles Strong Significant Capital Invest in Growth Balance Sheet Returns (1) Mid-to-High single digits EPS growth off of FY22 base 14 14

Multiple initiatives to support sales growth


adidas

Destination for the Active & Casual Lifestyle

- Fuel growth in Active to at least 30% of sales, driven by key national brands (Nike, Under Armour, and Adidas)
- Reignite growth in Women's
  - Lead in Women's casual apparel
  - Lean into adjacent categories (dresses, swim)
  - Amplify inclusivity
- Strong, differentiated brand and category portfolio
  - Scale new, traffic driving brands
  - Deliver through quality private brands
  - Pipeline of newness and discovery



Grow Sephora to a $2 Billion Business

- Sephora at Kohl's will become a leading beauty destination as we expand to 850 stores by 2023 (600 open by Fall 2022)
- Positive low-single digits % comps in 200 Sephora at Kohl's locations in Q1
- Sephora is driving new, younger and more diverse customers to Kohl's (25% of Sephora customers are new to Kohl's)
- Drive innovation across partnership (cross company BOPUS, impulse merchandising)


KOHL'S
MOST VALUED CUSTOMER

Leading with Loyalty & Value

- Kohl's Cash: Iconic and differentiated loyalty device that provides a fly-wheel effect on customer return visits
- Kohl's Rewards: 30M+ loyalty members spend 2x more than non-loyalty members
- Kohl's Card: Industry-leading private label credit card
  - Enhanced rewards to get 50% more on every purchase (7.5%)
  - Launching co-branded card
- Loyalty platform drives enhanced personalized marketing and efficiencies



Differentiated Omnichannel Experience

- Planning to open 100+ new smaller format stores in next four years, expanding reach with $500M+ sales opportunity
- Expanding omni capabilities in stores (e.g. self-service BOPUS in all stores in 2022, piloting self-service returns in 100 stores, and testing self-service checkout)
- Enhancing digital experience to drive growth
  - Expanded online assortment
  - Kohl's Media Network

Driving Sustainable Low-Single-Digits % Sales Growth

KOHL'S 15

Multiple initiatives to support sales growth in 2022 and beyond… +LSD% Growth $18,471 Net Sales (in millions) 1 2 3 4 5 2021 Sephora New Stores Other Initiatives Displacement 2026 1. Sephora sales goal of $2 billion by 2025 from a base of less than $200 million in 2021. 2. New store sales opportunity of $500 million plus as company opens 100 or more new smaller format stores during 2022-2025 3. Other initiatives include Women’s growth as well as digital and loyalty, distinct from sales generated in new stores. 4. Displacement includes pre-Sephora beauty business at Kohl’s (800 sq. ft. in-store and online), as well as additional square footage in stores impacted by launch of 2,500 sq. ft. Sephora shops (e.g. ﬁne jewelry, men’s dress, and accessories) 16 5. 2026 referenced to capture the majority of the key sales initiatives as outlined in the company’s recent investor day presentation. Chart assumes mid-point of 2022 sales guidance of 2-3%, as well as mid-point of long-term sales guidance of low-single digits % for 2023-2026.

Sephora at Kohl’s is driving impressive results Positive low-single digits comps $2 billion in the 200 stores with sales goal by 2025 Sephora in Q1 • Sephora becomes Kohl’s exclusive beauty partner online and in at least 850 stores • 200 Sephora shops opened in 2021 and opening an additional 400 in 2022 and 250 in 2023 • Innovating and testing to drive engagement including cross- company BOPUS, impulse merchandising, and Men’s offering 50% of Sephora • Partnership structured to drive joint success with equal share baskets Highly accretive to in the operating profit operating margin have an additional • Large cross-selling opportunity with 50% of Sephora baskets category purchased having an additional category purchased • Significant return on investment (capex per store of ~$850k) with expected payback period of less than 3.5 years 17

New store expansion opportunity allows Kohl's to expand reach

$500M+
sales opportunity

Smaller Format
primarily 35k sq ft

5 stores
opening in 2022

Tacoma, WA
Morgantown, WV
Lenox, MA
San Angelo, TX
Bonney Lake, WA

15%+
targeted return


KOHL'S
SEPHORA

New Store Economics

- 100+ new small store openings planned in the next four years allowing Kohl's to reach smaller markets
- Testing new experiences, including more localized assortments and Sephora at Kohl's in smaller stores
- Expansion follows successful pilot of 20+ smaller stores
- Avg. fulfilled sales per store of $5M
- Avg. 4-wall cash flow of ~$1.0M per store
- Solid targeted return on investment (capex per store of ~$5M) with expected payback period of 5 years

KOHL'S 18

Fundamental business model improvements in place, driving a consistent 7% to 8% operating margin Gross Margin Drivers SG&A Expense Management Initiatives • Drive inventory turn of 4.0x+ Transform labor across • Scale self-service across chain • Dynamic inventory allocation stores and fulfillment Inventory Management • Drive productivity across fulfillment centers to mitigate • Strategic focus on more productive centers wage inflation categories • Continue to leverage our centralized • Goal to lower spend ratio to 4.0% of Build on initial success sourcing and direct factory negotiations sales or below Sourcing Cost Savings in improving marketing • Developing strategies to further reduce • Reduced marketing expenses by more + efficiency reliance on third party agents than $130M since 2019 • Simplified pricing while reducing • Reduced technology expenses by more promoted offers than $100M since 2019 Optimizing Price / Focused on maintaining Promotion Strategies technology efficiency • Greater deployment of targeted and • Rebalanced technology staff with more personalized offers internal labor Gross Margin 36% to 37% SG&A Expense Ratio 27% to 28% We are confident in our ability to navigate ongoing margin pressure from cost inflation, higher freight expense, wage investments, and increasing digital penetration 19

Significant cash flow generation allows investment in high ROI growth initiatives…

Strong Expected Cash Flow …
Operating Cash Flow **~$5.5B+** 2022-2024E
Free Cash Flow **~$2.5B** 2022-2024E

… Which Goes Towards Impactful Organic Investments

1

Sephora Opportunity

- $2B sales opportunity
- Will be in 850+ locations by 2023
- Drives overall traffic and new customer acquisition

2

New Store Expansion

- $500M+ sales opportunity
- 100+ smaller format stores in next four years
- Injecting localization and new initiatives to broaden reach

3

Technology

- Kohl's Media Network
- Store automation
- Localization
- Personalization

4

Enhancing Supply Chain

- Distribution network optimization
- Strategic sourcing opportunities
- Improved inventory management

We have developed a powerful data analytics engine which will enable us to invest our substantial cash flow in the highest-growth opportunities

Note: Operating Cash Flow defined as cash flow from operations; free cash flow defined as operating cash flow less capex and finance lease and financing obligation payments.

KOHL'S 20

…And commitment to returning capital to shareholders $2.3B+ of Expected Share Repurchases Doubled the Annual Dividend in 2022 in 2021 and 2022 ($ in mm) ($ per share) $2.00 $1.35B $1.0B+ $1.00 2021 2022 2021 2022 • Repurchased ~$13B in shares since 2006, reducing share count by ~60% • Distributed $3.4B in dividends since 2011 • Announced $3B share repurchase authorization in 2022 • Announced 100% increase in dividend per share in 2022 • Plan to repurchase at least $1B shares in fiscal 2022, with $500M • Remain committed to growing our dividend over time expected to be repurchased in Q2 2022 (1) Direct peers include Macy’s, Nordstrom, and Dillard’s. 21

Long-standing focus on ESG Stewardship Culture Community Climate 100,000 $815M+ Net Zero by 2050 Associates donations through Kohl’s Cares committed to reducing GHG emissions 8 5.5M+ 165 Business Resource Groups volunteer hours served by Kohl’s associates solar and wind locations D&I Framework Tripling Spend 146 introduced in 2020 among diverse suppliers by 2025 EV charging locations 4 22

Appendix 23

Reconciliations Adjusted Net Income and Diluted Earnings per Share, Non-GAAP Financial Measures (unaudited) Three Months Ended (Dollars in Millions, Except per Share Data) April 30, 2022 May 1, 2021 Net Income GAAP $ 14 $ 14 Impairments, store closing, and other — 201 Income tax impact of items noted above — (50) Adjusted (non-GAAP) $ 14 $ 165 Diluted Earnings per Share April 30, 2022 May 1, 2021 $ 0.11 $ 0.09 GAAP Loss on extinguishment of debt — 1.29 Income tax impact of items noted above — (0.33) Adjusted (non-GAAP) $ 0.11 $ 1.05 24

Reconciliations Free Cash Flow Three Months Ended ($ in millions) April 30, 2022 Net cash provided by operating activities $ (460) Acquisition of property and equipment (221) Finance lease and financing obligation payments (29) Proceeds from financing obligations 4 Free Cash Flow $ (706) 25